Lincoln Life & Annuity Company of New York:

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Lincoln Life & Annuity Flexible Premium Variable Life Account Y

Supplement dated October 24, 2008

To the Product Prospectuses dated May 1, 2008 for:

American Legacy VULCV-IV

American Legacy VULDB-IV

Lincoln Momentum VULONE

Lincoln Momentum VULONE2005

Lincoln VULCV-IV

Lincoln VULDB-IV

Lincoln VULONE

Lincoln VULONE2005

This supplement outlines certain changes to your variable universal life insurance policy.  It is for informational purposes only; no action is required on your part.  Keep this supplement with your prospectus for future reference.

The following sentence is added to the beginning of the Change of Insured Rider description located under the “Riders” section of your prospectus:

If desired, you must select this rider prior to January 1, 2009.  This rider will no longer be available on and after this date.